                                                                      EXHIBIT 25



                   DESCRIPTION OF GRAPHIC AND IMAGE MATERIAL



1.  Location: Inside Front Cover Page of the Prospectus (Upper left)


    Item:     Photograph


    Description:
             Exterior of building at 14661 Franklin Avenue, Tustin, CA looking northwest from the southeast. The address is printed just below the photograph.



2.  Location: Inside Front Cover of the Prospectus (Middle)


    Item:     Photograph


    Description:
             Exterior of the building at 4040 Vine Street, Riverside, CA looking east from the west. The address is printed just below the photograph.



3.  Location: Inside Front Cover of the Prospectus (Lower right)


    Item:     Photograph


    Description:
             Exterior of building at 260 North Palm Street, Brea, CA looking northeast from the southwest. The address is printed just below the photograph.



4.  Location: Inside Back Cover Page of the Prospectus (Upper left)


    Item:     Photograph


    Description:
             Exterior of the building at 4415 Technology Drive, Fremont, CA looking west from the east. The address is printed just below the photograph.



5.  Location: Inside Back Cover Page of the Prospectus (Upper right)


    Item:     Photograph


    Description:
             Exterior of building at 6491 Edinger, Huntington Beach, CA looking northwest from the southeast. The address is printed just below the photograph.



6.  Location: Inside Back Cover Page of the Prospectus (Middle)


    Item:     Photograph


    Description:
             Exterior of building at 1614 North Blackstone Street, Fresno, CA looking east from the west. The address is printed just below the photograph.



7.  Location: Inside Back Cover Page of the Prospectus (Bottom)


    Item:     Photograph


    Description:
             Exterior of the building at 15461 Springdale Street, Huntington Beach, CA looking west from the east. The address is printed just below the photograph.